UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     May 4, 2011

RESPONSE GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1124608	11-3525548
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1640 Marengo St., 6th Floor
Los Angeles, California 90033
(323) 224-3900
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 4, 2011, Response Genetics, Inc. (the “Company”) entered into common stock purchase agreements (the “Purchase Agreements”) with certain institutional investors (each, an “Investor” and collectively the “Investors”), with respect to the offer and sale by the Company (the “Offering”) of an aggregate of 1,175,512 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an offering price of $1.99 per share. The Offering is expected to close on or about May 6, 2011, subject to the satisfaction of customary closing conditions. The Company expects to receive net proceeds from the Offering of approximately $2,219,268 after deducting ordinary and customary expenses payable by the Company.

The Offering is being made pursuant to a prospectus supplement dated May 4, 2011 and an accompanying prospectus dated January 6, 2011, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-171266), which was filed with the Securities and Exchange Commission (the “SEC”) on December 17, 2010 and declared effective by the SEC on January 6, 2011.

A copy of the opinion of Willkie Farr & Gallagher LLP relating to the legality of the issuance and sale of the shares of Common Stock in the Offering is attached hereto as Exhibit 5.1.  A copy of the form of Purchase Agreement entered into with each of the Investors is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreements, the Offering and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

On May 5, 2011, the Company issued a press release announcing the Offering. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description

5.1	Opinion of Willkie Farr & Gallagher LLP, dated May 4, 2011.
10.1	Form of Common Stock Purchase Agreement.
99.1	Press Release Announcing the Offering, dated May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE GENETICS, INC.
(Registrant)

Dated: May 5, 2011	By:	/s/ Denise McNairn
Name: Denise McNairn
Title: Vice President, General Counsel and Secretary